UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2007

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive
Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (510) 683-5900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 1, 2007, AXT, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2007.  A copy of the Company’s press release, announcing the results, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Exhibit 99.1 hereto discussing the Company’s results of operations and financial condition for the quarter ended June 30, 2007, is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

On July 30, 2007, the Board of Directors approved an amendment to the Company’s Bylaws, to amend and restate Section 5.1 of Article V of the Bylaws in its entirety, to read as set forth below:

“Section 5.1   Certificates of Stock.  The shares of stock of the Corporation may be represented by certificates in such form as may be approved by the Board of Directors, which certificates shall be signed or signed by facsimile by the Chairman or President and Secretary or Treasurer, certifying the number of shares owned by the shareholder in the Corporation.  Notwithstanding the foregoing provisions regarding share certificates, the Board of Directors or officers of the Corporation may provide that some or all of any or of all classes or series of the Corporation’s common or preferred shares may be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.”

A copy of the amendment to Article VIII of the Bylaws is included herein as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press release dated August 1, 2007, regarding the financial results of AXT, Inc. for the quarter ended June 30, 2007.

99.2                           Amended and Restated Section 5.1 of Article V of the Second Amended and Restated Bylaws of AXT, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: August 1, 2007	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 1, 2007, regarding the financial results of AXT, Inc. for the quarter ended June 30, 2007.
99.2	Amended and Restated Section 5.1 of Article V of the Second Amended and Restated Bylaws of AXT, Inc.